UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported): July 31, 2007

Alternative Loan Trust 2007-HY8C
(Exact name of the issuing entity)
Commission File Number of the issuing entity:  333-140962-[  ]

CWALT, Inc.
(Exact name of the depositor as specified in its charter)
Commission File Number of the depositor:  333-140962

Countrywide Home Loans, Inc.
(Exact name of the sponsor as specified in its charter)

Delaware	87-0698307
(State or other jurisdiction	(IRS Employer
of incorporation of the depositor)	Identification No. of the depositor)

4500 Park Granada Calabasas, California	91302
(Address of principal executive offices of the depositor)	(Zip Code)

The depositor’s telephone number, including area code (818) 225-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9                Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

5.1           Legality Opinion of Sidley Austin LLP.

8.1           Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1).

23.1           Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CWALT, INC.

By:	/s/ Darren Bigby
Name Darren Bigby
Title Executive Vice President

Dated:  July 31, 2007

Exhibit Index

Exhibit

5.1           Legality Opinion of Sidley Austin LLP

8.1           Tax Opinion of Sidley Austin LLP (included in Exhibit 5.1)

23.1           Consent of Sidley Austin LLP (included in Exhibits 5.1 and 8.1)

4